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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                                 CURENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: January 4, 2001
                                         ---------------

                       VALUE CITY DEPARTMENT STORES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Ohio                         1-10767                 31-1322832
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(State or other jurisdiction     (Commission File Number)    (IRS Employer
       of Incorporation)                                     Identification No.)


                  3241 Westerville Road
                      Columbus, Ohio                          43224
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           (Address of principal executive offices)         (Zip Code)

                                 (614) 471-4722
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                        (Registrant's telephone number,
                              including area code)



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ITEM 5.    OTHER ITEMS

On December 11, 2000, Value City Department Stores, Inc. amended and restated its $300 million bank credit facility with its existing lenders. The facility, which expires on March 15, 2003, provides for revolving and overnight loans and letters of credit. Outstanding advances are secured by a lien on assets and are subject to a monthly borrowing base of eligible inventories and receivables, as defined. The new agreement has certain restrictive covenants and financial ratio tests.

On December 11, 2000 The Company has also completed a $50 million subordinated secured credit facility with Schottenstein Stores Corporation ("SSC") to supplement operating cash requirements. Outstanding advances under the agreement are subordinated to the bank credit facility and are subject to a junior lien on assets securing the bank credit facility.

Additionally, on December 11, 2000, the $75 million Senior Subordinated Convertible Loan Agreement, dated as of March 15, 2000, was purchased by SSC under the same continuing terms.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (C)   EXHIBITS

           Exhibit No.               Description
           ------------ --------------------------------------------------------

            10.1 Amended and Restated Credit Agreement dated as of March 15, 2000 Among Value City Department Stores, Inc. as Borrower and the Lending Institutions named therein as Lenders

            10.1.1 Amendment No. 1 dated as of May 9, 2000, to Amended and Restated Credit Agreement dated as of March 15, 2000

            10.1.2 Amendment No. 2 and Waiver dated as of December 11, 2000, to Amended and Restated Credit Agreement dated as of March 15, 2000

            10.2 Subordinated Credit Agreement dated as of December 11, 2000, by and between Value City Department Stores, Inc. as Borrower and Schottenstein Stores Corporation as Lender

            10.3 Senior Subordinated Convertible Loan Agreement, dated as of March 15, 2000 (the "Agreement"), between Value City Department Stores, Inc., an Ohio corporation (the "Borrower"), and Prudential Securities Credit Corp., LLC, as the initial Lender and as Administrative Agent.

            10.3.1 Letter agreement ("Term Sheet") providing the terms and conditions with respect to the request for amendment of subordinated debt terms and for waiver of defaults for the bridge loan facility that Schottenstein Stores Corporation purchased from Prudential Securities Credit Corp., LLC



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   January 4, 2001

                                          VALUE CITY DEPARTMENT STORES, INC.


                                          By:    /s/ James A. McGrady
                                                 --------------------
                                                 James A. McGrady, Chief
                                                     Financial Officer and
                                                     Treasurer

                                INDEX TO EXHIBITS

        Exhibit No.                         Description
      -----------------   ------------------------------------------------------

             10.1 Amended and Restated Credit Agreement dated as of March 15, 2000 Among Value City Department Stores, Inc. as Borrower and the Lending Institutions named therein as Lenders

            10.1.1 Amendment No. 1 dated as of May 9, 2000, to Amended and Restated Credit Agreement dated as of March 15, 2000

            10.1.2 Amendment No. 2 and Waiver dated as of December 11, 2000, to Amended and Restated Credit Agreement dated as of March 15, 2000

             10.2 Subordinated Credit Agreement dated as of December 11, 2000, by and between Value City Department Stores, Inc. as Borrower and Schottenstein Stores Corporation as Lender

             10.3 Senior Subordinated Convertible Loan Agreement, dated as of March 15, 2000 (the "Agreement"), between Value City Department Stores, Inc., an Ohio corporation (the "Borrower"), and Prudential Securities Credit Corp., LLC, as the initial Lender and as Administrative Agent.

            10.3.1 Letter agreement ("Term Sheet") providing the terms and conditions with respect to the request for amendment of subordinated debt terms and for waiver of defaults for the bridge loan facility that Schottenstein Stores Corporation purchased from Prudential Securities Credit Corp., LLC